EXHIBIT 99.2

LEXARIA BIOSCIENCE CORP.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

	As Reported (a)			Pro Forma
	August 31	Pro Forma		August 31
	2020	Adjustments	Notes	2020
ASSETS	(Audited)			(Unaudited)
Current
Cash and cash equivalents	$1,293,749	$268,380	(1)	$1,562,129
Marketable securities	19,321	383,400	(1)	402,721
Accounts receivable	313,925	278,400	(1),(2)	592,325
Other current assets	116,871			116,871
Prepaid expenses and deposit	182,095			182,095
Current assets from discontinued operations		105,250	(2)	105,250
Total Current Assets	1,925,961			2,961,391

Non-current assets, net
Intellectual property	292,000			292,000
Lease right of use	126,920			126,920
Long Term Receivable	-	383,400	(1)	383,400
Property & equipment	483,357			483,357
Total Non-Current Assets	902,277			1,285,677
TOTAL ASSETS	$2,828,238			$4,247,068

LIABILITIES
Current
Accounts payable and accrued liabilities	$86,920	$22,119	(1)	$109,039
Deferred revenue	44,255			44,255
Due to related party	58,704			58,704
Lease current	36,038			36,038
Liabilities from discontinued operations		250	(2)	250
Total Current Liabilities	225,917			248,286

Long Term
Lease long term	89,393			89,393
Loan payable	30,670			30,670
Total Long Term Liabilities	120,063			120,063
TOTAL LIABILITIES	345,980			368,349

STOCKHOLDERS' EQUITY
Share Capital	90,044			90,044
Additional paid-in capital	30,237,355			30,237,355
Deficit	(27,802,198)	1,396,461	(1)	(26,405,737)
Equity attributable to shareholders of the Company	2,525,201			3,921,662
Non-Controlling Interest	(42,943)			(42,943)
Total Stockholders' Equity	2,482,258			3,878,719
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,828,238			$4,247,068

(a) As reported in the Company's 10-K for the fiscal year ended August 31, 2020, as filed on October 15, 2020.

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LEXARIA BIOSCIENCE CORP.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

	As Reported (b)			Pro Forma
	August 31	Pro Forma		August 31
	2019	Adjustments	Notes	2019
ASSETS	(Audited)			(Unaudited)
Current
Cash and cash equivalents	$1,285,147			$1,285,147
Marketable securities	64,214			64,214
Accounts receivable	273,145	(81,000)	(2)	192,145
Other current assets	127,396			127,396
Prepaid expenses and deposit	68,927			68,927
Current assets from discontinued operations		81,000	(2)	81,000
Total Current Assets	1,818,829			1,818,829

Non-current assets, net
Intellectual property	265,127			265,127
Property & equipment	591,263			591,263
Total Non-Current Assets	856,390			856,390
TOTAL ASSETS	$2,675,219			$2,675,219

LIABILITIES
Current
Accounts payable and accrued liabilities	$136,411	$(320)	(2)	$136,091
Due to related party	48,096			48,096
Liabilities from discontinued operations		320	(2)	320
Total Current Liabilities	184,507			184,507

TOTAL LIABILITIES	184,507			184,507

STOCKHOLDERS' EQUITY
Share Capital	78,787			78,787
Additional paid-in capital	26,172,453			26,172,453
Deficit	(23,868,202)			(23,868,202)
Equity attributable to shareholders of the Company	2,383,038			2,383,038
Non-Controlling Interest	107,674			107,674
Total Stockholders' Equity	2,490,712			2,490,712
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,675,219			$2,675,219

 (b) As reported on the Company's 10-K for August 31, 2019 filed on November 14, 2019.

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LEXARIA BIOSCIENCE CORP.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(Expressed in U.S. Dollars, except number of shares)

	As Reported (a)			Pro Forma
	August 31	Pro Forma		August 31
	2020	Adjustments	Notes	2020
	(Audited)			(Unaudited)
Revenue	$384,543	$(156,750)	(2)	$227,793
Cost of Goods Sold	99,378			99,378
Gross profit	285,165			128,415

Expenses
Accounting and audit	78,650			78,650
Depreciation and amortization	112,750			112,750
Advertising and promotions	204,277	(45,605)	(2)	158,672
Bad debt	50,000	(25,000)	(2)	25,000
Consulting	2,193,076			2,193,076
Investor relation	184,277			184,277
Legal and professional	371,844			371,844
Office and miscellaneous	292,880	12,978	(2)	305,858
Research and development	387,074			387,074
Travel	47,336	(672)	(2)	46,664
Wages and salaries	401,283			401,283
Loss on disposal of marketable securities	18,198			18,198
Unrealized (gain)/loss on marketable securities	19,893			19,893
Inventory writeoff	8,240			8,240
	4,369,778			4,311,479

Net loss from continuing operations	(4,084,613)			(4,183,064)

Discontinued operations
Income from operations disconinued	-	98,451	(2)	98,451
Gain on disposal	-	1,396,461	(1)	1,396,461
Gain on discontinued operations	-			1,494,912

Net loss and comprehensive loss for the period	$(4,084,613)			$(2,688,152)
Net loss and comprehensive loss attributable to:
Common shareholders	$(3,933,996)			$(2,537,535)
Non-controlling interest	$(150,617)			$(150,617)

Basic and diluted loss per share
Continuing operations	$(0.05)			$(0.05)
Discontinued	$-			$0.02
Total	$(0.05)			$(0.03)

Weighted average number of common shares outstanding
- Basic and diluted	83,201,271			83,201,271

(a) As reported in the Company's 10-K for the fiscal year ended August 31, 2020, as filed on October 15, 2020.

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LEXARIA BIOSCIENCE CORP.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(Expressed in U.S. Dollars, except number of shares)

	As Reported (b)			Pro Forma
	August 31	Pro Forma		August 31
	2019	Adjustments	Notes	2019
	(Audited)			(Unaudited)
Revenue	$222,610	$(91,000)	(2)	$131,610
Cost of Goods Sold	22,893			22,893
Gross profit	199,717			108,717

Expenses
Accounting and audit	77,388			77,388
Depreciation and amortization	60,550			60,550
Advertising and promotions	515,360	(1,098)	(2)	514,262
Bad debt	75,000			75,000
Consulting	1,444,735			1,444,735
Investor relation	203,893			203,893
Legal and professional	670,863			670,863
Office and miscellaneous	297,209	(14,226)	(2)	282,983
Research and development	555,730			555,730
Travel	100,587			100,587
Wages and salaries	333,199			333,199
Loss on disposal of marketable securities	-			-
Unrealized (gain)/loss on marketable securities	16,434			16,434
Inventory writeoff	7,182			7,182
	4,358,130			4,342,806

Net loss from continuing operations	(4,158,413)			(4,234,089)

Discontinued operations
Income from operations disconinued	-	75,676	(2)	75,676
Gain on disposal	-			-
Gain on discontinued operations	-			75,676

Net loss and comprehensive loss for the period	$(4,158,413)			$(4,158,413)
Net loss and comprehensive loss attributable to:
Common shareholders	$(4,099,420)			$(4,099,420)
Non-controlling interest	$(58,993)			$(58,993)

Basic and diluted loss per share
Continuing operations	$(0.05)			$(0.05)
Discontinued	$-			$-
Total	$(0.05)			$(0.05)

Weighted average number of common shares outstanding
- Basic and diluted	77,792,263			77,792,263

(b) As reported on the Company's 10-K for August 31, 2019 filed on November 14, 2019.

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LEXARIA BIOSCIENCE CORP.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

(1) Refers to the CanPharm Asset Sale, which occurred on November 18, 2020 and closed on December 9, 2020. As of the closing on December 9, 2020, the Company and CanPharm have no part or interest in those ongoing revenue streams from the license agreements. Pursuant to the CanPharm Asset Sale, CanPharm received CDN$350,000 in cash at closing. Additionally, Hill Street has agreed to issue to CanPharm CDN$1.5 million of Hill Street shares over 3 milestone tranches, of which 6,031,363 Hill Street Shares (valued at CDN$500,000) were issued to CanPharm at closing, and a CDN$2 million promissory note at closing included at its nominal value ($NIL) that bears interest at 10% per annum and is repayable in quarterly installments based on 5% of Hill Street’s gross revenues derived from products utilizing the intellectual property until fully paid.

(2) Adjustments identify the assets, liabilities, revenues and expenses for discontinued operations related to the assets sold in (1).

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